UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2014

SCIO DIAMOND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	333-166786	45-3849662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 University Ridge Suite D Greenville, SC	29601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 751-4880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 8, 2014, the Board of Directors of the Company adopted and approved, effective April 8, 2014, the Amended and Restated Bylaws of Scio Diamond Technology Corporation (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things:

(i)	update the name of the Company to reflect the Company’s current name;
(ii)	revise the provision regarding notice of shareholder meetings;
(iii)	remove the ability of shareholders to act by written consent and prohibit shareholders from taking action without a meeting, unless approved in advance by the Board of Directors;
(iv)	add a provision regarding adjournments of shareholder meetings;
(v)

revise the quorum requirement for shareholder meetings so that the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall constitute a quorum, rather than two persons as the previous Company bylaws stated;

(vi)	prohibit a proxy from being voted or acted upon after three years from its date, unless the proxy provides for a longer period;
(vii)

add a provision stating that a proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power;

(viii)	permit a shareholder to revoke a proxy which is not irrevocable;
(ix)	permit that voting at meetings of shareholders need not be by written ballot;
(x)

add a provision that at all meetings of shareholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect and that all other elections and questions presented to the shareholders at a meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are present in person or by proxy and entitled to vote thereon;

(xi)	add a provision regarding who will preside at shareholder meetings;
(xii)	modify and add provisions regarding fixing the record date for the determination of shareholders of record;
(xiii)	permit or, if obligated by law, require the Company to appoint one or more inspectors of election in advance of any meeting of shareholders;
(xiv)

add a provision regarding the conduct of shareholder meetings which includes that the presiding person at any meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered;

(xv)	require the advance notice of nominations for election to the Board of Directors or for the proposal of business to be considered by shareholders;
(xvi)	remove the restriction that the Board of Directors may have no more than nine directors and give the Board of Directors the authority to set the number of directors, rather than shareholders;
(xvii)	revise the provision regarding the election and resignation of directors;
(xviii)

modify the provision regarding vacancies on the Board of Directors and state that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors;

(xix)	revise the provision regarding director compensation and permit the Board of Directors to set director compensation, rather than shareholders;
(xx)	permit a director to serve the Company in any other capacity as an officer, agent, employee, or otherwise and receive compensation therefor;
(xxi)	permit that regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board of Directors may from time to time determine;
(xxii)

permit special meetings of the Board of Directors to be held at any time or place within or without the State of Nevada whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors and require that notice be given at least twenty-four hours before the special meeting;

(xxiii)

set the quorum requirement of a Board meeting as the directors entitled to cast a majority of the votes of the whole Board of Directors and that a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors;

(xxiv)	revise the provision regarding directors acting without a meeting;
(xxv)	revise provisions regarding committees of the Board of Directors;
(xxvi)	permit the Board of Directors to choose a Chairperson and Vice Chairperson of the Board from among its members;
(xxvii)	permit one person to hold multiple offices;
(xxviii)	permit the Board to fill any vacancy in any office of the Company for the unexpired portion of the term;
(xxix)	require that removal of an officer be without prejudice to the contractual rights of such officer, if any, with the Company;
(xxx)	provide that the Board of Directors may prescribe the powers and duties of officers of the Company;
(xxxi)	permit the Board to require that any officer, agent or employee give security for the faithful performance of his or her duties;
(xxxii)

unless otherwise provided by resolution adopted by the Board of Directors, permit the Chairperson of the Board, President or any Vice President to appoint an attorney or agent of the Company to cast the votes which the Company may be entitled to cast as the holder of stock or other securities in any other corporation or entity;

(xxxiii)	revise a provision regarding certificates of stock;
(xxxiv)	modify the indemnification provisions for the Company’s officers, directors, employees and other persons;
(xxxv)	designate the Eighth Judicial District Court of Clark County, Nevada as the exclusive forum for certain actions;
(xxxvi)	add a provision regarding manner of notices to directors and shareholders;
(xxxvii)	add a provision regarding waiver of notice of meetings;

(xxxviii)

require the approval by an affirmative vote of not less than two-thirds of the Company’s issued and outstanding shares for (A) the sale, transfer and other disposition of substantially all of the Company’s properties and (B) a merger or consolidation of the Company;

(xxxix)

require the approval of two-thirds of the directors present at a meeting at which a quorum is present for (A) any voluntary dissolution or liquidation of the Company; (B) the sale of all or substantially all of the assets of the Company and (C) the filing of a voluntary petition of bankruptcy by the Company;

(xl)

add a provision that no director or officer of the Company shall be personally liable to the Company or any of its shareholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (A) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (B) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes; and

(xli)

add a provision that any article, section, subsection, subdivision, sentence, clause, or phrase of the Amended and Restated Bylaws which is contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of the Amended and Restated Bylaws.

The foregoing description of the amendments made in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

3.1          Amended and Restated Bylaws of Scio Diamond Technology Corporation, effective April 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scio Diamond Technology Corporation

Date: April 14, 2014	/s/ Michael McMahon
By: Michael McMahon
Its: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Scio Diamond Technology Corporation, effective April 8, 2014.